UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 7, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

Certificate of Amendment to Certificate of Designations of Preferences, Rights and Limitations of Series G Convertible Preferred Stock

As previously reported on Current Report Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 1, 2025, on July 31, 2025 (the “Execution Date”), Hyperscale Data, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “July 2025 SPA”) with Ault & Company, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser up to 100,000 shares of Series H convertible preferred stock (the “Series H Convertible Preferred Stock”), which are convertible into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to $100,000,000.00.

On November 7, 2025, the Company entered into an amendment (the “Amendment”) to the July 2025 SPA with the Purchaser. Pursuant to the Amendment, Section 2.1 of the July 2025 SPA was amended to read, in pertinent part, as follows:

“Notwithstanding anything herein to the contrary, each Closing Date shall occur on the later to occur of (i) December 31, 2027, and (ii) the date that shall be one year following the date upon which the Company has completed taking the requisite action(s) to enable it to issue shares of Common Stock to each person holding instruments entitling such person to convert all of such convertible instrument, including but not limited to the Series H Preferred Stock, into shares of Common Stock provided, however, that the Purchaser may extend such Closing Date for an additional ninety (90) days, by notice to the Company (such outside date, the “Termination Date”).”

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Amendment to the Securities Purchase Agreement dated July 31, 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: November 7, 2025	/s/ Henry Nisser
Henry Nisser President and General Counsel